UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 17, 2007

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01. Regulation FD Disclosure

On May 17, 2007, Foster Wheeler Ltd. (the “Company”) will hold an investors meeting at which certain information will be conveyed to the attendees in a slide presentation entitled “May 2007 Investor Update”. A copy of the slides that will be used in the presentation is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	May 2007 Investor Update - Slide Presentation, dated May 17, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: May 17, 2007	By:	/s/ Peter J. Ganz
		Name:	Peter J. Ganz
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	May 2007 Investor Update - Slide Presentation, dated May 17, 2007.